UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2015

GROWBLOX SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51474	20-2903252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6450 Cameron Street #HOA Las Vegas, Nevada 89118
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	Phone: 866-721-0297

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.          Changes in Registrant's Certifying Accountant

Effective as of July 15, 2015, L J Sullivan Certified Public Accountant, LLC, resigned as the independent public accounting firm for Growblox Sciences, Inc., a Delaware corporation (the "Company"). On the same date, the Company engaged Patrick Heyn, CPA, as the Company's independent public accounting firm. The resignation of LJ Sullivan Certified Public Accountant, LLC and the engagement of Patrick Heyn, CPA, as the Company's independent public accounting firm was approved by the Company's board of directors (the "Board").

The reports of L J Sullivan Certified Public Accountant, LLC ("Sullivan") on the financial statements of the Company for the fiscal years ended March 31, 2015 and March 31, 2014, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Company's ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the years ended March 31, 2015 and 2014, there were no (a) disagreements (as defined in Item 304(a)(l )(iv) of Regulation S-K) with Sullivan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Sullivan's satisfaction, would have caused Sullivan to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(l )(v) of Regulation S-K.

The Company provided Sullivan with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Sullivan a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Sullivan's letter dated July 21, 2015 is filed herewith as Exhibit 16.1.

Contemporaneous with the resignation of Sullivan, the Company engaged Patrick Heyn, CPA ("Heyn") as the Company's independent registered public accounting firm for the year ending March 31, 2016, also to be effective immediately.

During the years ended March 31, 2015 and March 31, 2014, neither the Company nor anyone on its behalf has previously consulted with Heyn regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided nor oral advice was provided to the Company that Heyn concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(l)(v)) of Regulation S-K).

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	16.1 Letter from L J Sullivan & Co. C.P.A. to the Securities and Exchange Commission, dated July 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2015	GROWBLOX SCIENCES, INC.

	By:	/s/ Craig Ellins
Name: Craig Ellins
Title: Chief Executive Officer